SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☑	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

WESCO FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 4, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS MAY 4, 2005
PROXIES AND REVOCATION
ELECTION OF DIRECTORS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTOR INDEPENDENCE, COMMITTEES AND MEETINGS
NOMINATIONS
SHAREHOLDER COMMUNICATION WITH THE BOARD
CODE OF BUSINESS CONDUCT AND ETHICS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT ON EXECUTIVE COMPENSATION*
STOCK PERFORMANCE GRAPH
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT*
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
AVAILABLE INFORMATION

WESCO FINANCIAL CORPORATION
301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 4, 2005
       The annual meeting of shareholders of Wesco Financial Corporation (“Wesco”) will be held at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California 91101, on Wednesday, May 4, 2005 at 3:00 p.m. for the following purposes:

1.	To elect six directors to hold office until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
      The Board of Directors has fixed March 14, 2005, as of the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco’s principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 4, 2005.
      All shareholders are requested to complete, sign and date the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

By Order of the Board of Directors

Margery A. Patrick
Secretary
Pasadena, California
March 30, 2005
IMPORTANT
      Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope.
      Requests for additional copies of this combined Notice and Proxy Statement should be mailed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address, or faxed to her at (626) 449-1455.
      As stated above, Wesco’s annual shareholders’ meeting will be held at the Hilton Pasadena, 168 South Los Robles Avenue (corner of Cordova Street), in Pasadena, California, at 3:00 p.m., on Wednesday, May 4, 2005. The Hilton’s adjoining parking structure may be accessed from Cordova Street, which runs east-west to the south of the hotel.

WESCO FINANCIAL CORPORATION
301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 4, 2005
       This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the board of directors of Wesco Financial Corporation (“Wesco”) of proxies to be voted at the May 4, 2005 annual meeting of the shareholders of Wesco (“Annual Meeting”). This Proxy Statement is expected to be mailed to shareholders on or about March 30, 2005, together with Wesco’s combined annual report to shareholders and annual report to the Securities and Exchange Commission (“SEC”) on Form 10-K for the calendar year ended December 31, 2004.
PROXIES AND REVOCATION
      The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained therein. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting by filing with the Secretary of Wesco at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, a written revocation or a properly executed proxy bearing a later date, or by voting in person at the meeting.
      Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms and other custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a very limited extent by telephone, but without incremental cost to Wesco, except for actual out-of-pocket communication charges, which are expected to be insignificant. Thus, the cost of soliciting proxies will be paid by Wesco.

ELECTION OF DIRECTORS
      At the Annual Meeting, the six nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors (“Directors”). Each elected Director shall serve until the election and qualification of his or her respective successor (expected to be at the annual meeting to be held in May 2006) or upon earlier resignation (not currently anticipated). Each nominee currently serves as a Director and has been nominated by Wesco’s Board of Directors (the “Board”). Set forth below for each nominee is his or her principal occupation, business experience during at least the past five years, age, and certain other information.

CHARLES T. MUNGER, age 81, has been a Director since 1973, and Chairman of the Board and chief executive officer of Wesco since 1984. He has been Chairman of the Board of Blue Chip Stamps (“Blue Chip”) since 1976, having joined its board in 1969; Blue Chip, the parent of Wesco, is engaged in the trading stamp business. Since 1978, Mr. Munger has been Vice Chairman of Berkshire Hathaway Inc. (“Berkshire”), the parent of Blue Chip; Berkshire is engaged in the property and casualty insurance business and many other diverse businesses. Mr. Munger is Chairman of the Board of Daily Journal Corporation, a publisher of specialty newspapers primarily in California. He is also a director and chairman of the audit committee of Costco Wholesale Corporation, which operates a large chain of membership warehouses.

CAROLYN H. CARLBURG, age 58, has been a Director since 1991. She is engaged in the practice of law under her own name and specializes in land use matters and business litigation. From 1997 through July 2001, she was Executive Director of the Center for Community & Family Services, Inc. (previously known as Community Housing Services, Inc.). Prior thereto, she practiced law under the name Carolyn H. Carlburg & Associates. She has been a director of MS Property Company, a wholly owned Wesco subsidiary, since 1999.

ROBERT E. DENHAM, age 59, has been a Director since 2000. He is a partner of Munger, Tolles & Olson LLP, a law firm which renders legal services for Wesco, Berkshire, and certain of their affiliates. In 1998, he rejoined that firm, with which he had been associated for twenty years, after serving Salomon Inc, a former investee of Berkshire, Wesco and several of their subsidiaries, in the following capacities: 1992 to 1997, Chairman and Chief Executive Officer of Salomon Inc; 1991 and 1992, general counsel of Salomon Inc and its investment banking subsidiary, Salomon Brothers. Mr. Denham is also a director of ChevronTexaco Corporation, an international energy company; Lucent Technologies, Inc., a telecommunications equipment manufacturer; U.S. Trust Corporation, a national investment management firm that also provides fiduciary and private banking services; and Fomento Economico Mexicano, S.A. de C.V., a Mexico-based beverage and convenience store company whose ADRs trade on the New York Stock Exchange. In January 2004, he became Chairman and President of the Financial Accounting Foundation, which has oversight, funding and appointment responsibilities for the Financial Accounting Standards Board, the Governmental Accounting Standards Board, and their advisory councils.

ROBERT T. FLAHERTY, age 67, has been a Director since May 2003. He is a Chartered Financial Analyst and is engaged in personal investments. From 1983 through 1996, he served as President of Flaherty & Crumrine Incorporated, a registered investment and commodities trading advisor. In addition, he served as a director of Flaherty & Crumrine Incorporated until 2002; he retired from that company in January 2003. During his affiliation with Flaherty & Crumrine Incorporated, Mr. Flaherty also served as Chairman, President and Chief Executive Officer of three publicly traded closed-end investment companies managed by that firm.

PETER D. KAUFMAN, age 50, has been a Director since May 2003. He is Chairman and Chief Executive Officer of Glenair, Inc., a privately held manufacturer of electrical and fiber optic components and assemblies for the aerospace industry. He has served in various capacities at that company since 1977.

ELIZABETH CASPERS PETERS, age 79, has been a Director since 1959 except for the period 1961 to 1967. She is engaged in personal investments. She has been a director of MS Property Company since 1993.

EXECUTIVE OFFICERS
      In addition to Mr. Munger, Wesco has three executive officers, who are listed below. All officers are elected by the newly elected Board to serve for the next twelve months or until their successors have been elected and qualified. Set forth below for each executive officer other than Mr. Munger is his principal occupation, business experience during at least the past five years, age, and certain other information.

ROBERT H. BIRD, age 73, has been a Director since 1989, and President of Wesco since 1992. He has served as President and a director of MS Property Company, a wholly owned Wesco subsidiary, since 1993. He has served as President of Blue Chip since 1987 and, prior thereto, served in various financial and other offices of Blue Chip after joining it in 1968. Mr. Bird has been a director of Blue Chip since 1978. Mr. Bird, who is in process of retiring, is not standing for reelection to the boards of Wesco or MS Property Company on May 4, 2005, and does not plan to continue as an executive officer of either company thereafter.

JEFFREY L. JACOBSON, age 57, has served as Vice President and Chief Financial Officer of Wesco since 1984. He has served MS Property Company as Vice President and Chief Financial Officer since 1993. He has served in various financial and other offices of Blue Chip since joining it in 1977 — currently he is Vice President and Chief Financial Officer — and has served as a Blue Chip director since 1987.

ROBERT E. SAHM, age 77, has, since 1971, served Wesco as Vice President in charge of building management and, ultimately, all real estate operations; prior thereto, he served as Building Manager from 1967. Since 1993, he has served MS Property Company as Senior Vice President in charge of property management, development and sales, and as a director.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
      On March 14, 2005, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting, a total of 7,119,807 shares of capital stock were outstanding. Such shares are the only voting securities of Wesco. All information regarding stock ownership is given as of the close of business on March 14, 2005.
      Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco’s bylaws: Each share has votes equal to the number of Directors to be elected (six), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose. A majority of Wesco’s outstanding capital shares as of March  14, 2005 must be represented in person or by proxy to constitute a quorum for the Annual Meeting.
      The persons appointed by the Board as proxies on the accompanying form of proxy have informed the Board of their intent to distribute, in such proportion as they see fit, the authorized votes represented by proxies (i) in favor of the election of the six nominees named above, or (ii), in the event one or more of said nominees is or are unable to serve, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board.
      Blue Chip, a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 38.5% of Berkshire’s common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.2% of Berkshire’s common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco’s investment decisions and major capital allocations.

      Wesco-Financial Insurance Company (“Wes-FIC”), a wholly owned subsidiary of Wesco, is headquartered in Omaha, Nebraska, where its business is administered by employees of wholly owned insurance subsidiaries of Berkshire. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC (with Wesco’s concurrence) has accepted, retrocessions of portions of reinsurance contracts under arrangements described in Wesco’s 2004 Annual Report on Form 10-K (see page 11). Wesco’s and Wes-FIC’s boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere. Kansas Bankers Surety Company (“KBS”), wholly owned by Wes-FIC, is supervised by Berkshire subsidiaries. KBS cedes 50% of a layer of loss exposure to an unaffiliated reinsurer and the other 50% to a Berkshire subsidiary, on identical terms. A layer of losses above such layer is 30%-retained by KBS; the other 70% is reinsured by another Berkshire insurance subsidiary. In 2004, premiums of $2,079,000 were ceded to Berkshire subsidiaries; no incurred reinsured losses were allocated to them. In addition, Berkshire subsidiaries in 2004 received $92,000 in administrative fees and expense reimbursements relative to Wes-FIC and KBS.
      Robert T. Flaherty, a Wesco Director, owns a significant portion of the stock of Flaherty & Crumrine Incorporated, which leases office space in the commercial office building owned by Wesco’s MS Property Company subsidiary. Terms of the lease are believed by Wesco’s management to be within the general market range for such third-party leases. Wesco’s subsidiary received $83,591 under the lease during 2004.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      Wesco’s capital stock is the only class of outstanding capital stock. Blue Chip is the only organization or individual known to Wesco’s management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco’s capital stock by Blue Chip and by all Directors and executive officers who own shares is set forth below.

	Amount and Nature
	of Beneficial		Percent
Name	Ownership(1)		of Class

Blue Chip Stamps	5,703,087	(2)	80.1%
Robert E. Denham	1,270	(3)	*
Peter D. Kaufman	1,000		*
Elizabeth Caspers Peters	75,353	(4)	1.1
Robert E. Sahm	3,150		*
All Directors and executive officers as a group (9 persons)	80,773	(3,4,5)	1.1

*	Less than 1%.

(1)	Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2)	Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 3. Blue Chip’s principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. Berkshire’s principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett’s principal address.

(3)	Includes 270 shares held by Mr. Denham’s spouse, as to which Mr. Denham disclaims beneficial ownership.

(4)	Includes 16,843 shares held by a trust of which Mrs. Peters is co-trustee with her children and income beneficiary.

(5)	Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird and Wesco executive officer Jeffrey L. Jacobson are directors and executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 ( the “Exchange Act”) requires Wesco’s executive officers and Directors, and persons who own more than ten percent of Wesco’s outstanding capital stock, to file reports of ownership and changes in ownership with the SEC. Copies of all such Section 16(a) reports must be furnished to Wesco.
      Based solely on its review of the copies of such Section 16(a) reports received by it, and representations from certain persons subject to Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent filed all such required reports on a timely basis during 2004.
BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION
      Charles T. Munger, Chairman of the Board (and chief executive officer) of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, a Director of and President of Wesco, is also a director of and President of Blue Chip. Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco, is also a director of and Vice President and Chief Financial Officer of Blue Chip.
DIRECTOR INDEPENDENCE, COMMITTEES AND MEETINGS
      Because 80.1% of Wesco’s capital stock is owned by Blue Chip, the Board has determined that Wesco is a “controlled company” within the meaning of Section 801 of the listing standards of the American Stock Exchange (“AMEX”), on which Wesco’s shares are traded. Controlled companies are exempted from a number of AMEX listing standards, including the requirement to have a majority of independent directors and the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors. Controlled companies are also exempt from the requirement to have the compensation of the issuer’s officers determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors.
      Nonetheless, the Board has affirmatively determined that Carolyn H. Carlburg, Robert E. Denham, Robert T. Flaherty, Peter D. Kaufman and Elizabeth Caspers Peters are “independent” as defined in Section 121(A) of the AMEX listing standards.
      Wesco has a standing audit committee (“Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Exchange Act that is responsible for assisting the Board in fulfilling its responsibilities as they relate to Wesco’s accounting policies, internal controls and financial reporting practices. The current members of the Audit Committee are Carolyn H. Carlburg (Chair), Robert T. Flaherty and Peter D. Kaufman. The Board has determined that each of these Directors is independent in accordance with AMEX listing standards, and with Rule 10A-3 promulgated under the Exchange Act. The Board has determined that Messrs. Flaherty and Kaufman are each “audit committee financial experts” as that term is used in Item 401 of Regulation S-K promulgated under the Exchange Act.
      The Audit Committee is the only standing committee of the Board. Wesco does not have a nominating committee or a compensation committee. Wesco’s nominating process is described below under “Nominations,” and its compensation program is described in the “Report on Executive Compensation” on page 7.
      During 2004, the Directors held four regularly scheduled Board meetings and the Audit Committee held six meetings. No Director attended fewer than 75 percent of the combined total number of meetings of the Board and Audit Committee (if a member thereof) held during the year. Wesco does not require its Directors to attend annual meetings of shareholders, but all current Directors attended the 2004 annual meeting.

NOMINATIONS
      There is no standing nominating committee, and the entire Board is responsible for selecting nominees for election as Directors. Wesco believes that the Board is able to fully consider and select appropriate nominees for election to the Board without delegating that responsibility to a committee of independent Directors or adopting formal procedures. Candidates have traditionally been recommended to the Board by Mr. Munger or one of the other Directors, and there is not a formal process for identifying or evaluating new Director nominees. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by others, although the Board may prefer candidates of good repute who are personally known to Directors. The Board will consider all relevant qualifications as well as the needs of Wesco in terms of compliance with AMEX listing standards and SEC rules.
      A shareholder wishing to recommend a candidate for Director should send a letter to Wesco Financial Corporation, attention of the Secretary, at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board should meet the independence requirements of Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Exchange Act. Candidates should also have relevant business and financial experience, and they must be able to read and understand fundamental financial statements.
SHAREHOLDER COMMUNICATION WITH THE BOARD
      Shareholders who wish to communicate with the Board or with a particular Director may send a letter to the attention of the Secretary, Wesco Financial Corporation, at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all of the members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and forward them to the appropriate Director or Directors.
CODE OF BUSINESS CONDUCT AND ETHICS
      Wesco has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to its Directors, officers and employees and those of its subsidiaries. A copy of the Code may be accessed through Wesco’s website, www.wescofinancial.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
      Directors who are not officers currently receive fees totaling $9,000 per year, plus $750 for each special meeting which they attend. The Chair of the Audit Committee currently receives additional fees totaling $9,000 per year, and other Audit Committee members $750 for each committee meeting attended.
      The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 2004.

		Annual Compensation

Name and Capacity in Which Served	Year	Salary(1)	Bonus(2)

Charles T. Munger — Chairman of the Board and	2004	$—	$—
chief executive officer of Wesco	2003	—	—
	2002	—	—
Robert H. Bird — President of Wesco and MS Property	2004	132,000	—
	2003	108,000	—
	2002	96,000	—
Jeffrey L. Jacobson — Vice President and Chief Financial	2004	204,000	—
Officer of Wesco and MS Property Company	2003	186,000	—
	2002	180,000	—
Robert E. Sahm — Vice President of Wesco and	2004	198,000	16,900
Senior Vice President of MS Property Company	2003	188,400	16,100
	2002	180,000	15,300

(1)	Messrs. Munger, Bird and Jacobson have been employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip has not been compensated by Wesco or its subsidiaries for Mr. Munger’s services. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years. Mr. Sahm is compensated by MS Property Company.

(2)	Mr. Sahm’s bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month’s salary.
REPORT ON EXECUTIVE COMPENSATION*
      Wesco’s program of executive compensation is believed different from most public corporations’ programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three have been employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip’s cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger’s services.
      The Board, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco’s executive officers based on the recommendation of Mr. Munger. Factors considered by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco’s stock is considered in setting executive compensation.

*	Submitted by Wesco’s Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, Robert E. Denham, Robert T. Flaherty, Peter D. Kaufman and Elizabeth Caspers Peters.

STOCK PERFORMANCE GRAPH
      The following graph compares the value at each subsequent yearend of $100 invested in Wesco capital stock on December 31, 1999 with identical investments in the Standard and Poor’s (“S&P”) 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Wesco’s consolidated financial statements are required to be included in the consolidated financial statements of its 80.1% parent, Berkshire. Accordingly, to facilitate the efficient examination of the statements of both companies, Wesco’s Audit Committee, effective with the year 2004, delegated to Berkshire’s audit committee authority to engage a public accounting firm to audit Wesco’s consolidated financial statements, as well as the authority to pre-approve other audit and non-audit services for Wesco. Deloitte & Touche LLP (“Deloitte”), which had served as Wesco’s independent auditors for the year 2003, was selected by Berkshire’s audit committee for 2004 and the appointment was ratified by Wesco’s Audit Committee. Berkshire’s audit committee has not yet selected Wesco’s independent auditors for the year 2005. Representatives of Deloitte are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they so desire and to respond to any appropriate questions.
      Audit Fees. In 2004, Berkshire allocated to Wesco $565,000 representing Wesco’s share of billings by Deloitte for the audits of the 2004 consolidated financial statements of Berkshire and all of its subsidiaries including Wesco and its subsidiaries. Such services included testing required by the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) as well as reviews of the financial statements included in Wesco’s Quarterly Reports to the SEC on Form 10-Q for 2004. In 2003, Berkshire allocated to Wesco $167,500 for Deloitte’s audit services. No Sarbanes-Oxley testing was required or performed by Deloitte in 2003.
      Audit-Related Fees. In 2004, a Wesco subsidiary retained Deloitte to assist with Sarbanes-Oxley readiness, for which Deloitte was paid $250,000. There were no other audit-related fees billed by Deloitte or allocated by Berkshire in 2004 or 2003.
      Tax Fees. There were no fees billed by Deloitte or allocated by Berkshire in either 2004 or 2003 for tax compliance, tax advice or tax planning for Wesco or its subsidiaries.
      All Other Fees. There were no fees billed by Deloitte or allocated by Berkshire in either 2004 or 2003 other than those set forth above.

AUDIT COMMITTEE REPORT*
      Wesco’s Audit Committee operates pursuant to a written charter (“Charter”) providing for the Committee to assist the Board in fulfilling its oversight responsibilities by performing, among other things, the following functions: monitoring the integrity of the financial reporting process and internal controls; monitoring the independence and performance of the independent auditors; and facilitating communication between the Board, management and the independent auditors. The Charter was attached as an appendix to the proxy statement for the 2004 annual meeting of Wesco shareholders, which can be accessed through Wesco’s website (www.wescofinancial.com).
      In performing its functions for the year ended December 31, 2004, the Committee completed a number of procedures, including those specified in the Charter. In particular, the Committee:

•	Reviewed and discussed Wesco’s unaudited consolidated financial statements for the quarters ended March 31, June 30 and September 30, 2004, and audited consolidated financial statements for the year ended December 31, 2004 with Wesco’s management and the independent auditors.

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants (“AICPA”).

•	Received the written disclosures and letter from the independent auditors required by Standard No. 1, Independence Discussions with Audit Committees, as supplemented, promulgated by the AICPA’s Independence Standards Board, and discussed with the independent auditors their independence, including whether the provision of their services is compatible with maintaining their independence.
      Based upon the reviews and discussions referred to above, and the report of the independent auditors, the Committee recommended to the Board that Wesco’s audited consolidated financial statements for 2004 be included in its annual report to shareholders and its annual report to the SEC on Form 10-K, and the Board concurred.

*	Submitted by Wesco’s Audit Committee: Carolyn H. Carlburg (Chair), Robert T. Flaherty and Peter D. Kaufman.
OTHER MATTERS
      As far as Wesco is aware, there are no matters to be brought before the May 4, 2005 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
      Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 2006 (the “2006 annual meeting”) must be received by Wesco by December 1, 2005. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders intending to present proposals at the 2006 annual meeting without having the proposals included in the proxy statement must notify Wesco of such intentions before February 14, 2006. After such date, Wesco’s proxy in connection with the 2006 annual meeting of shareholders may confer discretionary authority on the Board to vote on any such proposals. In addition, Wesco reserves the right, through its directors, officers or proxies, to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the applicable deadline and other requirements.

AVAILABLE INFORMATION
      Wesco has mailed its combined printed annual report and Form 10-K for the year 2004 to shareholders of record as of March 14, 2005. The exhibits to that report will be provided upon request and payment of copying charges. Requests for the exhibits or additional copies of the combined report should be directed to Margery A. Patrick, Secretary, Wesco Financial Corporation, 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. Wesco’s combined printed annual report and Form 10-K may be accessed through Wesco’s website, www.wescofinancial.com, and portions that have been electronically filed with the SEC are available through the SEC’s website at www.sec.gov.
* * * * *

By Order of the Board of Directors

Margery A. Patrick
Secretary
Pasadena, California
March 30, 2005

PROXY

WESCO FINANCIAL CORPORATION

Proxy for Annual Meeting of Shareholders
May 4, 2005
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 14, 2005 at the annual meeting of shareholders to be held at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California, on Wednesday, May 4, 2005 at 3:00 p.m., or at any adjournment or adjournments thereof.

(Continued and to be signed on the other side)

Address Change (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

WESCO FINANCIAL CORPORATION

Directions to Annual Meeting

Meeting — The annual shareholders’ meeting of Wesco Financial Corporation will be held at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California, at 3:00 p.m., on Wednesday, May 4, 2005.

Parking — The Hilton’s adjoining parking structure may be accessed from Cordova Street, which runs east-west to the south of the hotel.

WESCO FINANCIAL CORPORATION	Mark Here for Address Change	☐
PLEASE SEE REVERSE SIDE

(Continued from the other side)

		FOR	WITHHOLD AUTHORITY
1.	ELECTION OF DIRECTORS to serve until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified. The Proxies are directed to vote for all nominees listed below (except as marked to the contrary):	☐	☐	2.	OTHER MATTERS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	01. Charles T. Munger, 02. Carolyn H. Carlburg,
	03. Robert E. Denham, 04. Robert T. Flaherty,
	05. Peter D. Kaufman, 06. Elizabeth Caspers Peters

	INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through his or her name above.			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

				This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees listed in Proposal 1 or, in the event one or more of such nominees is unable to serve, any substitute nominees selected by the present Board of Directors.

Signature(s)	Date

Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.

▲ FOLD AND DETACH HERE ▲